Exhibit 99.1

Canopy Growth Enters into an Agreement for the Sale of Hershey Drive Facility in Smiths Falls

Facility will be sold to Hershey Canada, Inc. for approximately CAD$53 million

Canopy Growth continues to execute on transformation to simplified, asset-light operating model

SMITHS FALLS, ON, Aug. 17, 2023 /PRNewswire/ – Canopy Growth Corporation (“Canopy Growth” or the “Company”) (TSX: WEED) (Nasdaq: CGC) announced today that it has entered into an agreement (the “Agreement”) to sell its Hershey Drive facility (the “Facility”) in Smiths Falls, Ontario, as part of the Company’s transformation to a simplified, asset-light operating model. Canopy Growth will retain its Smiths Falls-based post-harvest manufacturing facility.

Pursuant to the terms of the Agreement, the Facility will be sold to Hershey Canada, Inc. (“Hershey”) for cash consideration of approximately CAD$53 million (the “Transaction”). The completion of the Transaction is subject to customary closing conditions.

“We are pleased to have reached an agreement with Hershey on this important sale. This is the latest milestone in our focused effort to reduce costs and further enhance our balance sheet,” said David Klein, Chief Executive Officer of Canopy Growth. “Each of the steps we have taken as part of our transformation to a simplified, asset-light operating model supports our ability to deliver in-demand products from brands our customers love, with greater agility and less execution risk. Once again, we have demonstrated Canopy Growth’s ability to achieve significant organizational and operational change to position the Company for future growth in the Canadian market.”

“Our intent to purchase the Hershey Drive property in Smiths Falls is another example of the strategic investments we’re making in our supply chain network and our Canadian operations to support growth,” said Jason Reiman, Chief Supply Chain Officer, The Hershey Company.

Upon the completion of the Transaction, Canopy Growth will have sold a total of seven properties for an aggregate gross amount of approximately CAD$155 million since April 1, 2023. Net proceeds received from the sale of the Facility will be used primarily to pay down the Company’s senior secured credit facility.

The sale of the Facility follows the centralization of post-harvest manufacturing at the Company’s former beverage facility in Smiths Falls, as well as the consolidation of all flower cultivation in the Company’s purpose-built sites in Kincardine, Ontario, and Kelowna, British Columbia.

By centralizing the Company’s core activities in purpose-built facilities and working with contract manufacturers for edibles, beverages, and vape products, Canopy Growth has optimized its capability to deliver winning products with greater agility and at improved margins, while reducing execution risks and investment in permanent capacity.

About Canopy Growth

Canopy Growth is a leading North American cannabis and consumer packaged goods (“CPG”) company dedicated to unleashing the power of cannabis to improve lives.

Through an unwavering commitment to our consumers, Canopy Growth delivers innovative products with a focus on premium and mainstream cannabis brands including Doja, 7ACRES, Tweed, and Deep Space. Canopy Growth’s CPG portfolio features sugar-free sports hydration brand BioSteel, targeted 24-hour skincare and wellness solutions from This Works, gourmet wellness products by Martha Stewart CBD, and category defining vaporizer technology made in Germany by Storz & Bickel.

Canopy Growth has also established a comprehensive ecosystem to realize the opportunities presented by the U.S. THC market through its rights to Acreage Holdings, Inc., a vertically integrated multi-state cannabis operator with principal operations in densely populated states across the Northeast, as well as Wana Brands, a leading cannabis edible brand in North America, and Jetty Extracts, a California-based producer of high-quality cannabis extracts and pioneer of clean vape technology.

Beyond our world-class products, Canopy Growth is leading the industry forward through a commitment to social equity, responsible use, and community reinvestment—pioneering a future where cannabis is understood and welcomed for its potential to help achieve greater well-being and life enhancement.

For more information visit www.canopygrowth.com.

References to information included on, or accessible through, our website do not constitute incorporation by reference of the information contained at or available through our website, and you should not consider such information to be part of this press release.

Notice Regarding Forward-Looking Information

This news release contains "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995 and "forward-looking information" within the meaning of applicable Canadian securities legislation. Often, but not always, forward-looking statements and information can be identified by the use of words such as "plans", "expects" or "does not expect", "is expected", "estimates", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or state that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved. Forward-looking statements or information involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company or its subsidiaries to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements or information contained in this news release. Examples of such statements and uncertainties include statements with respect to the closing of the Transaction, including the satisfaction of the conditions to closing; the proceeds to be received by the Company from the Transaction, as well as the Company’s intended use of such proceeds; the Company’s intention to reduce costs and further enhance its balance sheet; the Company’s intention to transform to a simplified, asset-light operating model; the Company’s ability to achieve significant organizational and operational change to position the Company for future growth in the Canadian market; and expectations for other economic, business, and/or competitive factors.

Risks, uncertainties and other factors involved with forward-looking information could cause actual events, results, performance, prospects and opportunities to differ materially from those expressed or implied by such forward-looking information, including negative operating cash flow; uncertainty of additional financing; use of proceeds; volatility in the price of the Company's common shares; inherent uncertainty associated with projections; expectations regarding future investment, growth and expansion of operations; regulatory and licensing risks; changes in general economic, business and political conditions, including changes in the financial and stock markets and the impacts of increased rates of inflation; legal and regulatory risks inherent in the cannabis industry, including the global regulatory landscape and enforcement related to cannabis; additional dilution; political risks and risks relating to regulatory change; risks relating to anti-money laundering laws; compliance with extensive government regulation and the interpretation of various laws regulations and policies; public opinion and perception of the cannabis industry; and such other risks contained in the public filings of the Company filed with Canadian securities regulators and available under the Company's profile on SEDAR at www.sedar.com and with the United States Securities and Exchange Commission through EDGAR at www.sec.gov/edgar, including under the heading "Risk Factors" in the Company's annual report on Form 10-K for the year ended March 31, 2023.

In respect of the forward-looking statements and information, the Company has provided such statements and information in reliance on certain assumptions that they believe are reasonable at this time. Although the Company believes that the assumptions and factors used in preparing the forward-looking information or forward-looking statements in this news release are reasonable, undue reliance should not be placed on such information and no assurance can be given that such events will occur in the disclosed time frames or at all. Should one or more of the foregoing risks or uncertainties materialize, or should assumptions underlying the forward-looking information prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated or expected. Although the Company has attempted to identify important risks, uncertainties and factors which could cause actual results to differ materially, there may be others that cause results not to be as anticipated, estimated or intended. The forward-looking information and forward-looking statements included in this news release are made as of the date of this news release and the Company does not undertake any obligation to publicly update such forward-looking information or forward-looking information to reflect new information, subsequent events or otherwise unless required by applicable securities laws.